UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2007

Genesis HealthCare Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-50351	20-0023783
(State or Other Jurisdiction (Commission (IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA		19348
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 444-6350

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01.	Other events.

On April 29, 2007, Genesis HealthCare Corporation (“Genesis”) received a letter from Fillmore
Capital Partners, LLC (“Fillmore”), in which Fillmore proposes to acquire Genesis for $65.25 per share in cash with such price increasing by 6% per annum, or $0.01073 per day, beginning August 15, 2007 until the transaction closes (“April 29 letter”). On April 30, 2007, Genesis received a letter from Fillmore indicating that their April 29, 2007 proposal would remain in effect until 5:00pm (EDT) on May 7, 2007 (“April 30 letter”).
On April 30, 2007, Genesis issued a press release announcing receipt of the proposal from Fillmore
(“April 30 press release”).

On May 1, 2007, Genesis received a letter from FC-GEN Acquisition, Inc., an affiliate of
Formation Capital LLC and JER Partners (“FC-GEN”), in which FC-GEN proposes to amend the existing merger agreement between Genesis, FC-GEN, and GEN Acquisition Corp. to increase the merger consideration payable to shareholders to $65.25 per share in cash with such price increasing by 9%
per annum, or $0.01609 per day, beginning July 31, 2007 until the transaction closes (“May 1 proposal”).
On May 1, 2007, Genesis issued a press release announcing receipt of the proposal from FC-GEN and adjourning the scheduled shareholder meeting for voting on the existing transaction with FC-GEN and
GEN Acquisition Corp. from May 4, 2007 to May 11, 2007 (“May 1 press release”).

A copy of the May 1 letter received from FC-GEN is attached hereto as Exhibit 99.1, a copy of the April 30 press release is attached hereto as Exhibit 99.2, a copy of the May 1 press release is attached hereto as Exhibit 99.3, a copy of the April 29 letter received from Fillmore is attached hereto as Exhibit 99.4, and a copy of the April 30 letter received from Fillmore is attached hereto as Exhibit 99.5.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Letter from FC-GEN Acquisition, Inc. to the Board of Directors of Genesis HealthCare
Corporation, dated May 1, 2007
99.2	Press Release, dated April 30, 2007
99.3	Press Release, dated May 1, 2007
99.4	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated April 29, 2007
99.5	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated April 30, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer

Date: May 1, 2007

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Letter from FC-GEN Acquisition, Inc. to the Board of Directors of Genesis HealthCare Corporation, dated May 1, 2007
99.2	Press Release, dated April 30, 2007
99.3	Press Release, dated May 1, 2007
99.4	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated April 29, 2007
99.5	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated April 30, 2007